Exhibit 99.1

Paycom’s CIO Resigns Due to Personal Reasons

OKLAHOMA CITY—(BUSINESS WIRE)—Paycom Software, Inc. (“Paycom”) (NYSE: PAYC), a leading provider of comprehensive, cloud-based human capital management software, today announced the departure of William X. Kerber III, Paycom’s Chief Information Officer, effective immediately. Due to personal reasons, Kerber has decided to step down from his responsibilities at Paycom to focus on his family.

“I’ve known William since childhood and we are great friends,” said Paycom’s founder and CEO, Chad Richison. “Although I will miss seeing him at work, our friendship transcends these walls. William’s many years of loyalty and dedication to Paycom’s success are appreciated by us all.”

Two of Paycom’s senior technology leaders, Brad Smith and Shane Hadlock, will work together to assume Kerber’s responsibilities until his successor is named. Smith, Paycom’s Director of Software Development, has over 12 years of service with the company, while Hadlock, Paycom’s Director of Information Technology, has served in his capacity for the last five years.

“Taking part in the development and growth of one of the world’s fastest-growing technology companies has been an honor, and I look forward to watching it continue to grow and lead the industry,” said Kerber.

About Paycom

As a leader in payroll and HR technology, Oklahoma City-based Paycom redefines the human capital management industry by allowing companies to effectively navigate a rapidly changing business environment. Its cloud-based software is based on a core system of record maintained in a single database for all human capital management functions, providing the functionality that businesses need to manage the complete employment life cycle, from recruitment to retirement. Paycom has the ability to serve businesses of all sizes and in every industry. As one of the leading human capital management providers, Paycom serves clients in all 50 states from sales offices across the country.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that refer to the Company’s estimated or anticipated results, other non-historical facts or future events and include, but are not limited to, statements regarding our business strategy; anticipated future operating results and operating expenses, cash flows, capital resources, dividends and liquidity; trends, opportunities and risks affecting our business, industry and financial results; future expansion or growth plans and potential for future growth; our ability to attract new clients to purchase our solution; our ability to retain clients and induce them to purchase additional applications; our ability to accurately forecast future revenues and appropriately plan our expenses; market acceptance of our solution and applications; our expectations regarding future revenues generated by certain applications; the impact of future regulatory, judicial, or legislative changes; how certain factors affecting our performance correlate to improvement or deterioration in the labor market; our plan to open additional sales offices and our ability to effectively execute such plan; the sufficiency of our existing cash and cash equivalents to meet our working capital and capital expenditure needs over the next 12 months; our ability to expand our corporate headquarters within an expected timeframe; our plans regarding our capital expenditures and investment activity as our business grows, including with respect to research and development; our expected income tax rate for future periods; and our plans to purchase shares of our common stock through a stock repurchase plan. In addition, forward-looking statements also consist of statements involving trend analyses and statements including such words as “anticipate,” “believe,” “could,” “expect,” “may,” “might,” “plan,” “possible,” “potential,” “project,” “should,” “would,” and similar expressions or the negative of such terms or other comparable terminology. These forward-looking statements speak only as of the date hereof and are subject to business and economic risks. As such, our actual results could differ materially from those set forth in the forward-looking statements as a result of the factors discussed in our filings with the Securities and Exchange Commission, including but not limited to those discussed in our Annual Report on Form 10-K for the year ended December 31, 2016. We do not undertake any obligation to update or revise the forward-looking statements to reflect events or circumstances that exist after the date on which such statements were made, except to the extent required by law.

Media Contact:

Kathy Oden-Hall, 800-580-4505

CMO

media@paycom.com

or

Investor Relations Contact:

David Niederman, 855-603-1620

investors@paycom.com